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                                                                    EXHIBIT(j).1



                                [KPMG LETTERHEAD]


                          Independent Auditors' Consent




The Board of Directors
Hartford-Fortis Series Fund, Inc.:


We consent to the use of our report dated December 7, 2001 incorporated herein by reference and the references to our Firm under the headings "Financial Highlights" in Part A and "Financial Statements" in Part B of the Registration Statement.


                                                     /s/ KPMG LLP

                                                     KPMG LLP


Minneapolis, Minnesota
February 14, 2002